Registrant Name		Turner Funds
	File Number			811-7527
	Registrant CIK Number	0001006783



77. I  The Prospectus and the Statement of
Additional Information relating to the Class II
Shares of the Turner Core Growth Fund, as filed with the Securities and Exchange Commission on July 27,
2005 pursuant to Rule 485(b) under the Securities
Act of 1933 (Accession No. 0001135428-05-000374),
are incorporated herein by reference.